UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

Kraft Foods Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35491

Virginia	36-3083135
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Three Lakes Drive, Northfield, IL 60093-2753

(Address of principal executive offices, including zip code)

(847) 646-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 10, 2012, Kraft Foods Group, Inc.’s Board of Directors amended our Amended and Restated By-Laws to change our fiscal year end from December 31 to the last Saturday in December. Accordingly, our 2012 fiscal year will end on December 29, 2012. This change to our fiscal year end aligns our external reporting with our internal operating results, and we expect that it will have no significant impact to our fourth quarter 2012 or 2013 results.

A copy of the amended by-laws is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains a forward-looking statement about the impact of our fiscal year end change. The word “expect” is intended to identify the forward-looking statement. Forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those indicated in the forward-looking statement include, but are not limited to, increased competition; continued consumer weakness and weakness in economic conditions; our ability to differentiate our products from retailer and economy brands; our ability to maintain our reputation and brand image; continued volatility and increases in commodity and other input costs; pricing actions; increased costs of sales; regulatory or legal changes, restrictions or actions; unanticipated expenses and business disruptions; product recalls and product liability claims; unexpected safety or manufacturing issues; our indebtedness and our ability to pay our indebtedness; tax law changes; our ability to achieve the benefits we expect to achieve from the spin-off and to do so in a timely and cost-effective manner; and our lack of operating history as an independent, publicly traded company. For additional information on these and other factors that could affect the forward-looking statement, see Kraft’s risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our Registration Statement on Form 10. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Amended and Restated By-Laws of Kraft Foods Group, Inc., effective December 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraft Foods Group, Inc.

Date: December 14, 2012	By:	/s/ Kim K.W. Rucker

Kim K. W. Rucker
Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary